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                                 PROMISSORY NOTE

$220,000.00                                                  Englewood, Colorado
                                                             March 17, 1995

        FOR VALUE RECEIVED, PROFLIGHT INC., a Colorado corporation ("Maker") hereby promises to pay to the order of LEAR THREE, L.L.C. (which is hereinafter referred to, together with each subsequent holder of this note, as "Holder"), at 7427 S. Richfield St., Foxfield, CO 80016, or at such other address as may be designated from time to time hereafter by written notice to Maker, the principal sum of Two Hundred Twenty Thousand and No/100 Dollars ($220,000.00), together with simple interest from the date hereof at the interest rate of eleven percent (11 %) per annum. Upon the occurrence of an Event of Default, this note shall bear interest from the date of the Event of Default at the default rate of eighteen percent (18%) per annum.

        This Note is secured by:

        1. One Form 8050-98 Aircraft Security Agreement (the "Aircraft Security Agreement") granting Holder a second lien interest in a 1973 Learjet 25BXR, Serial Number 141, with current Registration No. N25HA.

        2. A Security Agreement (the "Security Agreement") and Financing Statement executed by Maker granting Holder a first security interest in all accounts receivable of Maker and in certain Medical Equipment (as more specifically defined in the Security Agreement) owned by Maker.

        Principal and interest shall be due and payable hereunder by Maker to Holder as follows:

               Annual payments of principal shall be made as follows:

                      $22,000.00 of principal due and payable on March 17, 1996;

                      $44,000.00 of principal due and payable on March 17, 1997;

                      $154,000.00 of principal due and payable on March 17, 1998.

               In addition, monthly payments of all accrued and outstanding interest shall be due on the 17th day of each month, commencing on April 17, 1995, and continuing thereafter through March 17, 1998, at which time all accrued and outstanding interest is due and payable.

All payments made on this note shall be applied first to interest and then to principal. Maker shall be entitled to prepay this note in full or in part at any time, without penalty.

Maker shall be deemed to be in default hereunder upon the occurrence of any of the following events (an "Event of Default"):

        a. Maker fails to make any payment of principal, interest or any other sum required to be paid by Maker under this note when such amounts are due and payable.

        b.     Maker  fails  to  timely  and  properly   perform  any  covenant,
               agreement or condition



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               herein contained.

        c. Maker becomes the subject of commencement of an involuntary case under the federal bankruptcy law as now or hereafter constituted, or there is filed a petition against Maker seeking reorganization, arrangement, adjustment or composition of or in respect of Maker under the federal bankruptcy law as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within 60 days after the filing thereof.

        d. Maker commences a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the federal bankruptcy laws as now or hereafter constituted, or any other applicable federal or state bankruptcy or insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or of any substantial part of its property, or makes any assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or fails to generally pay its debts as they become due or if Maker or its stockholders or board of directors or any committee thereof takes any corporate action in contemplation, preparation or furtherance of or for any of the occurrences, steps, procedures, proceedings or other items mentioned in subparagraphs
               (c) or (d) hereof.

Any Event of Default under this Note shall also be considered an Event of Default under the Aircraft Security Agreement and the Security Agreement; and any Event of Default as defined in the Aircraft Security Agreement or the Security Agreement shall also constitute an Event of Default hereunder and under any and every other document securing or executed in connection with this note. Notwithstanding any term or provision of this note to the contrary, upon the occurrence of any such Event of Default hereunder, including but not limited to any Event of Default as defined in the Aircraft Security Agreement or the Security Agreement, the entire balance of unpaid principal hereunder, all unpaid interest accrued or accruing hereunder, and all other unpaid sums to be paid hereunder shall, at the option of Holder, become at once due and payable in full without notice or demand.

        Maker and all other persons and entities who may be or become liable for the payment hereof, primarily or secondarily, directly or indirectly, hereby severally (a) waive presentment, demand for payment, protest of nonpayment, notice of dishonor, diligence in collection, and all other indulgences with respect to this note, (b) consent to impairment or release of collateral, extensions of time for payment, and acceptance of partial payments before, at, or after maturity, and agree that no such actions shall cause them, or any of them, to, be released from any liability for the payment hereof, and (c) agree to pay any and all reasonable costs and expenses, including but not limited to reasonable attorneys' fees, which may be incurred or paid by Holder in the collection of the indebtedness evidenced by this note or any part thereof, or in preserving, securing possession of, or in realizing upon any security or collateral for this note, including but not limited to the commencement and carrying out of any remedies available to Holder as a secured party under the Aircraft Security Agreement or the Security Agreement.

        No delay or omission on the part of the Holder in exercising any of Holder's rights under this note or under the Aircraft Security Agreement or the Security Agreement shall operate as a waiver of



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such  right or of any other  right of the  Holder  under  this note or under the
Aircraft Security Agreement or the Security Agreement. Nor shall any single or partial exercise by the Holder of any right or remedy hereunder or under the Aircraft Security Agreement or the Security Agreement preclude the exercise of any other right or remedy which Holder may have; the remedies provided for hereunder and under the Aircraft Security Agreement and the Security Agreement are cumulative and not exclusive of any statutory, legal or equitable remedies otherwise available.

        If any provision hereof or of any other document securing or related to the indebtedness evidence hereby is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of tile provision to other persons, entities, or circumstances, nor any other document referred to herein, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

        Regardless of the place of its execution, this note shall he construed and enforced in accordance with the laws of the State of Colorado.

                                     MAKER:

                                     PROFLIGHT INC., a Colorado corporation,

                                     By: /s/ Kevin L. Burkhardt    President
                                        ------------------------------------
                                                                     (Title)


                             ACCOMMODATION AGREEMENT

THIS ACCOMMODATION AGREEMENT is made and entered into this 27 day of March, 1995, by and between Proflight, Inc., a Colorado corporation hereinafter called the "Debtor", and Lear Three, LLC, a Colorado limited liability company, hereinafter called the "Accommodator."

                                    RECITALS:



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        1. Debtor  purchased  a 1973  Learjet  25BXR,  Serial  Number 141,  with current Registration Number N25HA (the "Aircraft") on or about March 17, 1995.

        2. In order to purchase the Aircraft, it was necessary for the Accommodator to guarantee repayment of a loan payable to Norwest Equipment Company in the amount of $480,000.00 which loan is secured by a first lien on the Aircraft (the "First Lien").

        WHEREAS, IN CONSIDERATION for the Accommodator's willingness to enter into the guarantee necessary to secure for the benefit of the Debtor the financing from Norwest, the parties hereto agree as follows:

        1. ACCOMMODATION FEE. Debtor shall pay Accommodator a fee of $100.00 on the 17th of each month commencing on April 17, 1995 and continuing until the Accommodator guarantee to Norwest is extinguished either by release, payment in full or by operation of law.

        2. ESCROW. Debtor shall deposit $8,022.91 into an escrow account at First Bank of Littleton or any other institution acceptable to Accommodator whose assent shall be evidenced in writing. The escrow account shall be used only for the purpose of either preventing or curing a default which might occur or which might have already occurred by reason of the failure to timely pay Norwest an installment due on the First Lien. Debtor shall re-deposit money into the escrow account to restore its balance to $8,022.91 within twenty-one days following withdrawal of all or any portion of the escrow account for the purpose here described.

        3. DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder: (1) the use of monies held in the escrow account for any unauthorized purpose; (2) the failure to restore the escrow account balance to $8,022.91 within twenty-one days following authorized withdrawal and use; (3) Debtor's failure to observe or perform any agreement to be observed or performed by Debtor under the First Lien Security Agreement between Norwest and Debtor and the continuance thereof for ten calendar days following written notice thereof by Norwest to Debtor; (4) Debtor ceasing to do business as a going concern or making an assignment for the benefit of creditors; (5) Debtor voluntarily filing, or having filed against it involuntarily, a petition for liquidation, reorganization, adjustment of debt, or similar relief under the Federal Bankruptcy Code or any other present or future federal or state bankruptcy or insolvency law, or a trustee, receiver, or liquidator appointment of it or of all or a substantial part of its assets; and (6) the loss or substantial destruction of the Aircraft.

        4. ACCOMMODATOR'S REMEDIES IN THE EVENT OF DEFAULT. Upon default, the Accommodator shall immediately have the right to pay to Norwest an amount equal to the unpaid balance due under the First Lien. Upon proof of such payment, Debtor shall execute an assignment of title to the Aircraft together with any documents required by Accommodator's counsel to effect the transfer of ownership of the Aircraft from Debtor to Accommodator. Debtor shall furthermore transfer to Accommodator all monies held for the replacement and/or repair of the engines for the subject Aircraft. Such monies are described on debtor's financial statement as the "engine reserve" for the Aircraft.

        5. WAIVER. The failure by Accommodator to exercise any right available shall not constitute a waiver of any right.

        6. GOVERNING LAW. This Agreement shall be governed by the laws of Colorado.

        7. EXPENSES. Debtor will pay all reasonable expenses, including reasonable



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attorney's fees, incurred in connection with the enforcement of Accommodator rights under this Agreement. Furthermore, Debtor agrees to indemnify Accommodator for expenses and attorney's fees incurred by Accommodator as a consequence of Norwest's enforcement of rights against the Accommodator.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first above written.

LEAR THREE, LLC                               PROFLIGHT, INC.

by:/s/ Thomas G. Cox                          by: /s/ Kevin L. Burkhardt
   -------------------------                     -------------------------
   Thomas G. Cox                                 Kevin L. Burkhardt



        5. Promptly to notify Secured Party of any change in the location of the Collateral.

        6. To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

        7. Not to permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevined.

        8. That the Collateral is in good condition, and that he will, at his own expense, keep the same in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and that the Secured Party may examine and inspect the Collateral at any time, wherever located.

        9. That he will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

        10. The Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the



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Secured Party may  reasonably  require,  including  collision in the case of any motor vehicle all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interest may appear. All policies of insurance shall provide for at least ten days prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under or canceling such insurance and endorsing the Debtor's name on any drafts drawn by insurers of the Collateral.

        UNTIL DEFAULT Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

        DEBTOR SHALL BE IN DEFAULT under this agreement upon the happening of any of the following events or conditions:

        (a) default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

        (b) the making or furnishing of any warranty, representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

        (c) loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy seizure or attachment thereof or thereon;

        (d) death, dissolution, termination or existence, insolvency. business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor.

        UPON SUCH DEFAULT and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Colorado Uniform Commercial Code. Secured Party require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorney's fees and legal expenses.

        No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this security agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the above indebtedness. nor shall the taking of any such additional security waive or impair this security agreement; but said Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

        All rights of Secured Party hereunder shall inure to the benefit of its successors and



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assigns;  and all promises and duties of Debtor shall bind his heirs,  executors or administrators or his or its successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

        Date this  17th  day of March, 1995
                  ------        -----  ----

Debtor: PROFLIGHT, INC.                     Secured Party: LEAR THREE, L.L.C.,

/s/ Kevin L. Burkhardt
-----------------------------------         ----------------------------------

-----------------------------------         ----------------------------------



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